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                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                                 Power of Attorney
                             of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of July, 1998.


                              /s/ Daniel L. Hanlon
                              --------------------------------
                              Daniel L. Hanlon


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                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                                 Power of Attorney
                             of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of July, 1998.


                              /s/ David P. Hanlon
                              --------------------------------
                              David P. Hanlon


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                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                                 Power of Attorney
                             of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of July, 1998.


                              /s/ John B. Donahue
                              -----------------------------
                              John B. Donahue


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                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                                 Power of Attorney
                             of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of July, 1998.


                              /s/ Wayne M. Fortun
                              ------------------------------
                              Wayne M. Fortun

                EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY

                                 Power of Attorney
                             of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Amended and Restated 1995 Stock Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 29th day of July, 1998.


                              /s/ David R. Pomije
                              ----------------------------
                              David R. Pomije